Exhibit 10.1.9

Execution Version

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”), dated as of November 14, 2016, is made by Fusion NBS Acquisition Corp., a Delaware corporation (the “Borrower”), Fusion Telecommunications International, Inc., a Delaware corporation (“Fusion”), Network Billing Systems, L.L.C., a New Jersey limited liability company (“NBS”), PingTone Communications, Inc., a Delaware corporation (“PingTone”), Fusion BVX LLC, a Delaware limited liability company (“BVX”), Fidelity Telecom, LLC, an Ohio limited liability company (“Fidelity Telecom”), Fidelity Access Networks, Inc., an Ohio corporation (“Fidelity”), Fidelity Connect LLC, an Ohio limited liability company (“Fidelity Connect”), Fidelity Voice Services, LLC, an Ohio limited liability company (“Fidelity Voice”), Fidelity Access Networks, LLC, an Ohio limited liability company (“Fidelity Networks”) and Apptix, Inc., a Florida corporation (“Apptix”; and, together with Borrower, Fusion, NBS, PingTone, BVX, Fidelity Telecom, Fidelity, Fidelity Connect, Fidelity Voice and Fidelity Networks, individually a “Grantor” and collectively the “Grantors”), and East West Bank (“EWB”) (in its capacity as Administrative Agent under the Credit Agreement defined below, “Administrative Agent”), as Administrative Agent under that certain Credit Agreement, dated as of November 14, 2016 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, Administrative Agent and the Lenders from time to time party thereto (the “Lenders”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

WHEREAS, as a condition precedent to the making of Loans by the Lenders, each Grantor has executed and delivered that certain Pledge and Security Agreement, dated as of November 14, 2016, by and among the Grantors and Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, each Grantor has granted a security interest in, among other property, certain intellectual property of such Grantor to Administrative Agent, and has agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1.          Grant of Security. Each Grantor hereby grants to Administrative Agent a security interest in and to all of Grantor’s right, title and interest in and to the following (the “Collateral”):

(i)          the United States, international and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement, an “IP Security Agreement Supplement”), executed and delivered by such Grantor to Administrative Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the “Patents”);

(ii)         The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by an IP Security Agreement Supplement executed and delivered by such Grantor to Administrative Agent from time to time) (the “Trademarks”);

(iii)        the copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by an IP Security Agreement Supplement executed and delivered by such Grantor to Administrative Agent from time to time) (the “Copyrights”);

(iv)        any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(v)          any and all proceeds of the foregoing.

Notwithstanding the foregoing, however, the Collateral shall not include any intent-to-use trademark, prior to the filing of a “Statement of Use” with respect thereto if and solely to the extent that (and so long as) any such intent-to-use trademark application would be rendered void by the attachment or creation of a security interest in the right, title or interest of such Grantor therein).

SECTION 2.          Security for Obligations. The grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the payment of the Obligations (as defined in the Credit Agreement) and the Guaranteed Obligations (as defined in the Guaranty) of each Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including any interest that accrues after the commencement of bankruptcy), premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government office record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5.          Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed and enforced in accordance with, the Law of the State of New York without regard to principles of conflict of Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Grantors have caused this IP Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Address for Notices:	FUSION NBS ACQUISITION CORP., a Delaware corporation, as a Grantor
c/o Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718	By:	/s/ Gordon Hutchins, Jr.
New York, NY 10170		Name:
Attention: General Counsel		Its:

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

NETWORK BILLING SYSTEMS, L.L.C., a New Jersey limited liability company, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

PINGTONE COMMUNICATIONS, INC., a Delaware corporation, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

FUSION BVX LLC, a Delaware limited liability company, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

FIDELITY TELECOM, LLC, an Ohio limited liability company, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

FIDELITY ACCESS NETWORKS, INC., an Ohio corporation, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

FUSION ACCESS NETWORKS, LLC, an Ohio limited liability company, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

FIDELITY VOICE SERVICES, LLC, an Ohio limited liability company, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

FIDELITY CONNECT, LLC, an Ohio limited liability company, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

APPTIX, INC., a Florida corporation, as a Grantor

By:	/s/ Gordon Hutchins, Jr.
Name:
Its:

IN WITNESS WHEREOF, Administrative Agent has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

EAST WEST BANK, as Administrative Agent

By:	/s/ Richard Vian
Name: Richard Vian
Its: Senior Vice President

Address for Notices:

East West Bank
135 N. Los Robles Avenue, 2nd Floor
Pasadena, California 91101
Attention: Richard Vian,
Telecommunications Lending
Email: Richard. Vian@eastwestbank.com

Schedule A

Patents

None.

Schedule B

Trademarks

Owner Trademark Description	U.S. Registration/Serial No./ Application No.	Date Registered/Filed

Network Billing Systems, L.L.C.
V.O.I.C.E the one that Works!	Registration No. 3264612	Registered: July 17, 2007
Fusion Telecommunications International, Inc.
Fusion Telecom	Registration No. 2970850	Registered: July 19, 2005
FUSION	Serial No. 86281292	Filed: May 14, 2014
FUSION	Serial No. 86281295	Filed: May 14, 2014
CLEAR CONNECTIONS IN THE CLOUD	Serial No. 86281300 Registration No. 4,775,318	Filed: May 14, 2014 Registered: July 21, 2015
PingTone Communications, Inc.
PingTone Communications	Registration No. 2880663	Registered: September 7, 2004
Apptix, Inc.
Apptix	Registration No. 4,054,446	Filed: February 11, 2010 Registered: November 15, 2011
Cloud Alliance Network & Design	Registration Nos. 4,780,287	Filed: June 6, 2014 Registered: July 28, 2015
Cloud Alliance Network & Design	Registration No. 4,780,288	Filed: June 6, 2014 Registered: July 28, 2015
Cloud Alliance Network & Design	Registration No. 4,861,836	Filed: June 6, 2014 Registered: December 1, 2015
Mailstreet	Registration No. 2,840,397	Filed: June 15, 2003 Registered: May 11, 2004
Mailstreet	Registration No. 4,054,447	Filed: February 11, 2010 Registered: November 15, 2011

Schedule C

Copyrights

None.